CONTINGENCIES AND CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2025
CONTINGENCIES AND CAPITAL COMMITMENTS
CONTINGENCIES AND CAPITAL COMMITMENTS

31.   CONTINGENCIES AND CAPITAL COMMITMENTS

(a)    Caylloma Letter of Guarantee

The Caylloma mine closure plan, as amended, that was in effect in September 2024, includes total undiscounted closure costs of $18.2 million, which consisted of progressive closure activities of $2.4 million, final closure activities of $13.5 million, and post closure activities of $2.3 million pursuant to the terms of the Mine Closing Law of Peru.

Under the terms of the current Mine Closing Law, the Company is required to provide the Peruvian Government with a guarantee in respect of the Caylloma mine closure plan as it relates to final closure activities and post-closure activities and related taxes. As at December 31, 2025, the Company provided a bank letter guarantee of $15.2 million to the Peruvian Government in respect of such closure costs and taxes. In January 2026, the Company updated its bank letter guarantee to $17.6 million.

(b)    Other Commitments

Argentina

As at December 31, 2025, the Company had capital commitments of $6.3 million, for civil work, equipment purchases and other services at the Lindero mine, which are expected to be expended within one year.

Côte d’Ivoire

The Company entered into an agreement with a service provider at the Séguéla mine wherein if the Company terminates the agreement prior to the end of its term, in November 2026, the Company would be required to make an early termination payment, which is reduced monthly over 48 months. If the Company had terminated the agreement on December 31, 2025, and elected not to purchase the service provider’s equipment, it would have been subject to an early termination payment of $11.2 million. If the Company elected to purchase the service provider’s equipment, the early termination amount would be adjusted to exclude equipment depreciation and demobilization of equipment, and only include a portion of the monthly management fee and demobilization of personnel.

Additional early termination payments may apply under certain other service agreements, amounting to a cumulative fee of $3.8 million as at December 31, 2025.

In addition, as at December 31, 2025, the Company had outstanding bank guarantees totaling $3.7 million, primarily securing obligations related to environmental rehabilitation, supplier contracts, and disputed tax assessments.

(d)    Tax Contingencies

The Company is, from time to time, involved in various tax assessments arising in the ordinary course of business. The Company cannot reasonably predict the likelihood or outcome of these actions. The Company has recognized tax provisions with respect to current assessments received from the tax authorities in the various jurisdictions in which the Company operates, and from any uncertain tax positions identified. For those amounts recognized related to current tax assessments received, the provision is based on management's best estimate of the outcome of those assessments, based on the validity of the issues in the assessment, management's support for their position, and the expectation with respect to any negotiations to settle the assessment. Management re-evaluates the outstanding tax assessments regularly to update their estimates related to the outcome for those assessments taking into account the criteria above.

(e)    Other Contingencies

The Company is subject to various investigations and other claims; and legal, labour, and tax proceedings covering matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be resolved unfavourably for the Company. Certain conditions may exist as of the date these financial statements are issued that may result in a loss to the Company. None of these matters is expected to have a material effect on the results of operations or financial conditions of the Company.